Building the Next Generation of RNA Medicines ARCTURUS THERAPEUTICS November 2019 Exhibit 99.1

FORWARD LOOKING STATEMENTS ARCTURUS THERAPEUTICS This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: expectations regarding our capitalization and resources; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; our strategy and focus; the development and commercial potential of any of our product candidates; the timing and success of our development efforts; the success of any of our trials and our ability to achieve regulatory approval for any product candidate; the entry into or modification or termination of collaborative agreements; the date that an IND may be filed with the FDA; the potential market or clinical or commercial success of the clinical development programs of Arcturus; and any statements other than statements of historical fact, including those related to Arcturus’ future cash, market or financial position. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements.  The forward-looking statements contained or implied in this press presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 18, 2019, and in subsequent filings with, or submissions to, the SEC. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.   BUILDING INNOVATIVE RNA MEDICINES

Arcturus is an mRNA Medicines Drug Development Company Focused on Rare Diseases HQ: San Diego; Founded: 2013; Nasdaq: ARCT Outstanding Shares: 15.1M; Employees: 85; Insider Ownership: 33% BUILDING INNOVATIVE RNA MEDICINES Broad and Strong Intellectual Property Portfolio 177 Patents & Patent Applications LUNAR® Delivery Technology RNA Drug Substance & Drug Product Process Manufacturing Investment Highlights ARCTURUS THERAPEUTICS LUNAR® Delivery Platform Validated by Multiple Strategic Partners More than $1 Billion in potential milestones and royalties Promising Preclinical Safety Data for LUNAR® Delivery and mRNA Drug Products

Pipeline: Arcturus mRNA Medicines BUILDING INNOVATIVE RNA MEDICINES Key Value Drivers: Platform & Pipeline ARCTURUS THERAPEUTICS Platform: LUNAR® Delivery, mRNA Drug Substance, and STARR (Self-Transcribing And Replicating RNA) Technology ™ Strategic Partners: More than $1 Billion in Potential Milestones & Royalties OTC Deficiency market potential $500M annual sales LUNAR-CF to treat Cystic Fibrosis (CF); Funded by the Class I CF market potential $900M annual sales LUNAR-OTC (ARCT-810) to treat Ornithine Transcarbamylase (OTC) Deficiency Orphan Drug Designation is received from U.S. FDA

LUNAR® Mechanism of Delivery LUNAR Associates with Cell Membrane Enters Cell Via Endocytosis Lipid Particle in Endosome pH-Mediated Disruption Rapid Biodegradation of Vehicle RNA in Cytosol RNA Processing and Translation Increased Acidity as Endosome Ages ARCTURUS THERAPEUTICS BUILDING INNOVATIVE RNA MEDICINES

ARCTURUS THERAPEUTICS

Arcturus Platform: Enabling Genetic Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Partner	Indication	Arcturus Chemistry	Arcturus Delivery	mRNA	Expected IND Date
LUNAR-HBV	Johnson & Johnson	Hepatitis B	RNA	LUNAR® Hepatocytes	ARCT	TBD
LUNAR-NASH	Takeda	NASH	RNA	LUNAR® Stellate Cells	ARCT	TBD
LUNAR-GSD3	ultragenyx pharmaceutical	Glycogen Storage Disease Type III	mRNA	LUNAR® Hepatocytes	ARCT	2020
LUNAR-RARE	ultragenyx pharmaceutical	Undisclosed Rare Disease	mRNA	LUNAR® Hepatocytes	ARCT	TBD
LUNAR-RPL	Large Pharma	Infectious Disease Prophylactic Vaccines	SGI's Replicon RNA	LUNAR®	Undisclosed	TBD
LUNAR-AH	Large Animal Health Pharma	Infectious Disease Prophylactic Vaccines	SGI's Replicon RNA	LUNAR®	Undisclosed	TBD

- **Greater than $1 Billion in Potential Milestones & Royalties**
- **Enabling Different Types of RNA – Messenger RNA, Gene Editing RNA, Replicon RNA**
- **Multiple Cell Types Targeted**
- **LUNAR-GSD3 (UX053) is a licensed program, partnered with Ultragenyx – IND Target 2020**

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ARCTURUS THERAPEUTICS

Arcturus Pipeline of mRNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Indication	Expected IND Date	Route of Administration	Target Organ	Target Cells	Prevalence Worldwide
LUNAR-OTC (ARCT-810)	Ornithine Transcarbamylase (OTC) Deficiency	Q1 2020	Intravenous (i.v.)	Liver	Hepatocytes	> 10,000
LUNAR-CF	Cystic Fibrosis	2021	Nebulized Aerosol to Lung	Lung	Bronchial Epithelial Cells	> 70,000
LUNAR-CV	Rare Cardiovascular Disease	Preclinical	Intravenous (i.v.)	Liver	Hepatocytes	Undisclosed
LUNAR-MD	Rare Metabolic Disease	Preclinical	Intravenous (i.v.)	Liver	Hepatocytes	Undisclosed

- **Pipeline programs focus on messenger RNA (mRNA) drug products for rare diseases**
- **LUNAR-OTC (ARCT-810, intravenous mRNA medicine): IND Filing Target Q1 2020**
- **LUNAR-CF is funded by the Cystic Fibrosis (CF) Foundation: IND Filing Target 2021**
- **LUNAR-CV and LUNAR-MD are preclinical programs**

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ARCTURUS THERAPEUTICS

BUILDING INNOVATIVE RNA MEDICINES

LUNAR® Platform Substantial Preclinical Proof-of-Concept Demonstrated

- **Respiratory**
  - LUNAR-CF mRNA Intratracheal Inhalation ✓ (Cystic Fibrosis Foundation)
- **Ophthalmology**
  - mRNA Intravitreal Sub-retinal ✓
- **Infectious Disease**
  - Gene Editing RNA ✓
  - Janssen siRNA triplicate ✓ (Johnson & Johnson)
- **Vaccines**
  - Cancer
    - mRNA *Shared Antigens* ✓
    - mRNA *Neoantigens* ✓ (Providence Therapeutics)
  - Inf. Disease
    - mRNA Animal Health ✓ (Synthetic Genomics)
- **Liver**
  - Hepatocytes
    - LUNAR-OTC (ARCT-810) mRNA ✓
    - Ultragenyx LUNAR-GSD3 mRNA ✓ (ultragenyx pharmaceutical)
  - Stellate Cells
    - Takeda LUNAR-NASH ✓ (Takeda)

LUNAR® Platform Preclinical Proof-of-Concept Demonstrated in Hepatocytes, Liver Stellate Cells, Bronchial Epithelial Cells (Lung), Photoreceptors (Eye), Infectious Diseases, Cancer Vaccines

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Target Opportunities for LUNAR® Delivery Platform Exceed $100 Billion in Potential Value Immuno-oncology Vaccines Immune System Infectious Disease mRNA geRNA DNA Lung Eye Oral Kidney Spleen Brain Liver mRNA geRNA DNA mRNA geRNA DNA mRNA geRNA DNA mRNA geRNA DNA mRNA geRNA DNA mRNA geRNA DNA geRNA DNA mRNA geRNA DNA mRNA geRNA DNA mRNA mRNA Non- Vaccines Non- Vaccines Vaccines Topical mRNA BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

OTC Deficiency Market Opportunity LUNAR-OTC Aims to Restore Enzyme Function Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation Unmet Medical Need Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate) Present standard of care does not effectively prevent spikes of ammonia. OTC Deficiency patients are typically referred for liver transplant. Ornithine Transcarbamylase (OTC) Deficiency: The most common urea cycle disorder The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death 10,000 worldwide prevalence BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

BUILDING INNOVATIVE RNA MEDICINES Disease Normalization Following Single and Repeat Dosing in OTC Mouse Model LUNAR®-OTC ARCTURUS THERAPEUTICS Survival of OTC-deficient Mice on High Protein Diet - Weekly LUNAR-OTC Treatment

ARCTURUS THERAPEUTICS

LUNAR-OTC

BUILDING INNOVATIVE
RNA MEDICINES

Exceeds Therapeutic Target of 10% Enzyme Replacement at all Doses in OTC-Deficient Mouse Model

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*
- Establishing 10% of natural enzyme levels is expected to be therapeutically significant


Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Therapeutic Target = 10%
Low
Mid
High
Dose Level

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016
*Lamers, W.H., Hakvoort, T.B.M., and Köhler, E.S. 'Molecular Pathology of Liver Diseases' in Monga S.P.S. (ed.), *MOLECULAR PATHOLOGY LIBRARY SERIES*, Springer Publishing, New York, pp. 125-132 | DOI: 10.1007/978-1-4419-7107-4

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

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ATX Lipids are Effective and Degrade Rapidly ARCTURUS THERAPEUTICS BUILDING INNOVATIVE RNA MEDICINES 12 Protein Expression (in vivo) Esterase Catalyzed Degradation (in vitro) Next Generation ATX Lipids Retain Degradability & Improve Delivery Efficiency

ATX 2.0 Lipid Rapidly Clears in vivo 13 BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS Plasma Liver ATX Lipid (the major component in LUNAR® technology) is rapidly degraded in vivo ATX Lipid Half-Life in the Liver is Approximately 20 hours

External Validation Multiple strategic partnerships over many years confirms the positive safety profile of Arcturus LUNAR® and mRNA Arcturus is committed to developing safe mRNA products 15 studies over several years with strategic partners   Top Safety Concern for RNA Medicines is Delivery Arcturus LUNAR® Delivery Technology is well tolerated in non-human primates (NHPs) @ 15 mg/kg single dose of non-coding RNA @ 3 mg/kg x eight (8) weekly doses of non-coding RNA (total of 24 mg/kg over 2 months)   Arcturus mRNA chemistry shows promising efficacy and tolerability data Efficacy of OTC mRNA in mouse model @ 0.1 – 1 mg/kg Well tolerated in mouse @ 7 mg/kg single dose   IND-enabling toxicology studies at higher doses will provide Maximum Tolerated Dose (MTD) Arcturus Safety Profile 14 BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

Arcturus Therapeutics Lots produced at Arcturus Lots produced at CMO as part of recent GMP campaign mRNA Drug Substance 15 Three 12.5 g lots produced in recent campaign are of equivalent quality and yield

BUILDING INNOVATIVE RNA MEDICINES LUNAR®-mRNA Drug Product Arcturus Therapeutics 16 Scalability of Drug Product demonstrated from milligram to multigram scale with yields > 85% Multiple batches (10g) of LUNAR®-OTC mRNA manufactured

LUNAR-CF Aims to Restore CFTR Function An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF-patients, independent of any genotype A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF-patients Cystic Fibrosis: The most common rare disease in the United States Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure 70,000 worldwide prevalence Cystic Fibrosis Market Opportunity Unmet Medical Need No CFTR functional corrector is approved for treatment of all patients Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS

LUNAR® Targeting Lung LUNAR + Luciferase mRNA LUNAR® Delivery into Bronchial Epithelial Cells (BECs) Nebulization TdTomato / FoxJ1 / Dapi BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS Functional Nebulized Delivery of LUNAR + mRNA into Lung Epithelial Cells

Drug Substance: mRNA Design Weekly Dosing in Non-Human Primates Arcturus’ proprietary mRNA optimization platform Optimize mRNA sequence Chemistry Process Sustained hEPO activity in NHPs upon repeat dosing BUILDING INNOVATIVE RNA MEDICINES ARCTURUS THERAPEUTICS Proprietary mRNA Optimization Platform Demonstrates Sustained Activity Upon Repeat Dosing in NHPs Improve Protein Expression Duration Functional Activity

Arcturus mRNA Manufacturing ARCTURUS THERAPEUTICS Features Benefits Optimized IVT Method Reduced Cost; Higher Purity Improved Capping Reaction Reduced Cost of Goods Proprietary Purification Process Higher Purity in a Shorter Time Efficient Entire Process Less Than One Week Scalable to > 1Kg Access Large Patient Populations Adaptable Can Utilize a Variety of Modifications BUILDING INNOVATIVE RNA MEDICINES Arcturus’ Internal mRNA Production: Up to 30 g in Less Than One Week DNA Template Production IVT and Capping Reaction Purification Process Buffer Exchange & Concentration

BUILDING INNOVATIVE RNA MEDICINES Drug Product: LUNAR® Formulation & Production LUNAR® Reproducibility LUNAR® Scalability ARCTURUS THERAPEUTICS Proprietary, Reproducible & Scalable Drug Product Production Process LUNAR-Formulated mRNA Successfully Scaled From Milligram to Multigram Batch Sizes Particle Size % Encapsulated RNA % Encapsulated RNA Particle Size

Board of Directors ARCTURUS THERAPEUTICS Dr. Peter Farrell Chairman of the Board James Barlow, MA Director of the Board Dr. Magda Marquet Director of the Board Joseph E. Payne, MSc Director of the Board, President & CEO Founder & Chairman of ResMed Former CAO of Allergan Chairman & Co-Founder of Althea BUILDING INNOVATIVE RNA MEDICINES Dr. Emil D. Kakkis Board Advisor Andrew Sassine, MBA Director of the Board, CFO Former Portfolio Manager of Fidelity Karah Parschauer, JD Director of the Board General Counsel of Ultragenyx President & CEO of Ultragenyx Dr. Edward W. Holmes Director of the Board President & CEO of Sanford Consortium

Management Team ARCTURUS THERAPEUTICS Joseph E. Payne, MSc Founder, President & CEO Andrew Sassine, MBA CFO Dr. Pad Chivukula Founder, CSO & COO Kevin Skol, MBA Sr. VP of Business Development & Alliance Management Dr. Suezanne Parker VP of Translational Biology BUILDING INNOVATIVE RNA MEDICINES